UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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TRIO-TECH INTERNATIONAL
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held December 1, 2014

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Trio-Tech International, a California corporation (the “Company”), will be held at our principal executive offices, located at 16139 Wyandotte Street, Van Nuys, California 91406, on Monday, December 1, 2014 at 10:00 A.M. local time for the following purposes, as set forth in the attached Proxy Statement:

1. Election of directors to hold office until the next Annual Meeting of Shareholders;

and

2. Transaction of such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors of the Company (the “Board of Directors” or the “Board”) has fixed the close of business on October 6, 2014 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment and postponements thereof (the “Record Date”).

    After careful consideration, the Trio-Tech International Board of Directors recommends a vote FOR the nominees for director named in the accompanying Proxy Statement.

    Shareholders are cordially invited to attend the Annual Meeting in person.  Whether you plan to attend the Annual Meeting or not, please complete, sign and date the enclosed Proxy Card and return it without delay in the enclosed postage-prepaid envelope. If you do attend the Annual Meeting, you may withdraw your Proxy and vote personally on each matter brought before the meeting.

By Order of the Board of Directors
A. CHARLES WILSON
Chairman

October 24, 2014
Van Nuys, California

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE SO THAT IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, YOUR SHARES MAY BE VOTED.

THANK YOU FOR ACTING PROMPTLY

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on December 1, 2014:  The Proxy Statement and our 2014 Annual Report to Shareholders are available at http://www.triotech.com/ind_rel.htm, which does not have “cookies” that identify visitors to the site.

-i-

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
OF
TRIO-TECH INTERNATIONAL, INC.

To Be Held on December 1, 2014

    This Proxy Statement is furnished in connection with the solicitation of the enclosed Proxy on behalf of the Board of Directors of Trio-Tech International, a California corporation (“Trio-Tech” or the “Company”), for use at the annual meeting of shareholders of the Company (the “Annual Meeting”) to be held at our principal executive offices, located at 16139 Wyandotte Street, Van Nuys, California 91406, on Monday, December 1, 2014 at 10:00 A.M. local time, for the purposes of electing directors and such other business as may properly come before the Annual Meeting.  For directions to our principal executive offices, please call our executive offices at 818-787-7000. This Proxy Statement and the enclosed proxy card are intended to be mailed to shareholders on or about October 27, 2014.

Record Date and Voting Securities

    The Board of Directors fixed the close of business on October 6, 2014 as the record date for shareholders entitled to notice of and to vote at the Annual Meeting. As of that date, there were 3,513,055 shares of the Company’s common stock (the “Common Stock”) outstanding and entitled to vote, the holders of which are entitled to one vote per share.

Voting Generally

    The presence in person or by proxy of holders of a majority of the shares entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.  Abstentions will be counted for purposes of determining the presence of a quorum.

    Because a shareholder’s broker may not vote on behalf of the shareholder on the election of directors unless the shareholder provides specific instructions by completing and returning the voting instruction form, for a shareholder’s vote to be counted, we ask that our shareholders communicate his/her voting decisions to the broker or other nominee before the date of the Annual Meeting or obtain a legal proxy to vote his/her shares at the meeting.

    In the election of directors, a shareholder may cumulate his votes for one or more candidates, but only if each such candidate’s name has been placed in nomination prior to the voting and the shareholder has given notice at the meeting, prior to the voting, of his intention to cumulate his votes.  If any shareholder has given such notice, all shareholders may cumulate their votes for the candidates in nomination.  If the voting for directors is conducted by cumulative voting, each share will be entitled to a number of votes equal to the number of directors to be elected.  These votes may be cast for a single candidate or may be distributed among two or more candidates in such proportions as the shareholder thinks fit.  The five candidates receiving the highest number of affirmative votes will be elected.  Abstentions will be counted for purposes of determining the presence of a quorum, but votes against a candidate or withheld from voting (whether by abstention, broker non-votes or otherwise) will not be counted and will have no legal effect on the vote. Discretionary authority to cumulate votes is solicited hereby.

Deadline for Voting by Proxy

    In order to be counted, votes cast by proxy must be received prior to the Annual Meeting.

Revocability of Proxies

    Shareholders are requested to date, sign and return the enclosed Proxy to make certain their shares will be voted at the Annual Meeting. Any Proxy given may be revoked by the shareholder at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, by filing with the Secretary of the Company a Proxy bearing a later date, or by attending the Annual Meeting and voting in person. All Proxies properly executed and returned will be voted in accordance with the instructions specified thereon. If no instructions are specified, Proxies will be voted FOR the election of the five nominees for directors named under “Election of Directors.”

PROPOSAL 1

ELECTION OF DIRECTORS

Information With Respect to Directors

A majority of the independent directors of our Board has nominated the persons listed below for election to the Board at the Annual Meeting, to hold office until the next Annual Meeting and until their respective successors are elected and qualified.  There is one vacancy on the Board of Directors.  The Board does not intend to fill the vacancy at this time due to the costs associated therewith. It is intended that the Proxies received, unless otherwise specified, will be voted FOR the five nominees named below, all of whom are incumbent directors of the Company and, with the exception of Mr. Yong and Mr. Ting, are “independent” as specified in Section 803 of the NYSE MKT rules and Rule 10A-3 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). It is not contemplated that any of the nominees will be unable or unwilling to serve as a director but, if that should occur, the persons designated as proxies will vote in accordance with their best judgment. In no event will Proxies be voted for a greater number of persons than the number of nominees named in this Proxy Statement. The following sets forth, as of October 16, 2014, the names of each of the five nominees for election as a director, his principal occupation, age, the year he became a director of the Company, and additional biographical data.

NAME	AGE	PRINCIPAL OCCUPATION
A. Charles Wilson	90	Chairman of the Board of Trio-Tech International Chairman of the Board of Ernest Paper Packaging Solutions, Inc. Attorney at Law & Business Consultant, Chairman of the Board of Daico Industries, Inc.
S. W. Yong	61	Chief Executive Officer and President of Trio-Tech International
Richard M. Horowitz	73	President of Management Brokers Inc.
Jason T. Adelman	45	Chief Executive Officer of Burnham Hill Capital Group
Victor H. M. Ting	60	Chief Financial Officer and Vice President of Trio-Tech International

A. Charles Wilson

Mr. Wilson has served as a director of Trio-Tech since 1966, and was President and Chief Executive Officer of the Company from 1981 to 1989. In 1989, he was elected Chairman of the Board.  Mr. Wilson is also Chairman of the Board of Ernest Packaging Solutions, Inc. and Chairman of Daico Industries, Inc. as well as an attorney admitted to practice law in California and a business consultant.

In determining that Mr. Wilson should serve on the Company’s Board of Directors, the Board has considered, among other qualifications, his professional background and experience, his leadership skills as a result of his nine years serving as President and Chief Executive Officer of the Company, his service as a Chairman on other corporate boards and his broad range of knowledge of the Company’s history and business through his 48 years of service as a director of the Company.

Siew Wai Yong

Mr. Yong has been a director, Chief Executive Officer and President of Trio-Tech since 1990. He joined Trio-Tech International Pte. Ltd. in Singapore in 1976 and was appointed as its Managing Director in August 1980. Mr. Yong holds a Master’s Degree in Business Administration, a Graduate Diploma in Marketing Management and a Diploma in Industrial Management.

In determining that Mr. Yong should serve on the Company’s Board of Directors, the Board has considered, among other qualifications, his 38 year history with the Company, his intimate knowledge of the Company’s business and operations and the markets in which the Company operates, as well as the Company’s customers and suppliers, and his detailed in-depth knowledge of the issues, opportunities, and challenges facing the Company and its principal industries.

Richard M. Horowitz

Mr. Horowitz has served as a director of Trio-Tech since 1990.  He has been President of Management Brokers Insurance Agency since 1974. Mr. Horowitz holds a Master’s Degree in Business Administration from Pepperdine University. Mr. Horowitz was the subject of an SEC administrative proceeding arising out of the sale of certain annuity products in 2007 by the agency of which he was president.  The proceeding was wholly unrelated to the Company’s business and was settled in March 2014 without requiring Mr. Horowitz to admit to any of the allegations.  The Board believes that the proceeding and the actions alleged thereunder do not impair upon Mr. Horowitz’s ability or integrity as a director of the Company.

In determining that Mr. Horowitz should serve on the Company’s Board of Directors, the Board has considered, among other qualifications, his extensive experience and expertise in administration and management based on his position as President of Management Brokers Insurance Agency for more than 40 years and his broad range of knowledge of the Company’s history and business through his 24 years of service as a director of the Company.

Jason T. Adelman

Mr. Adelman was elected to the Board of Trio-Tech in April 1997.  Mr. Adelman is the Founder and Chief Executive Officer of Burnham Hill Capital Group, LLC, a privately held financial services holding company headquartered in New York City.  Mr. Adelman serves as Managing Member of Cipher Capital Partners LLC, a private investment fund. Prior to founding Burnham Hill Capital Group, LLC in 2003, Mr. Adelman served as Managing Director of Investment Banking at H.C. Wainwright and Co., Inc. Mr. Adelman graduated Cum Laude with a BA in Economics from the University of Pennsylvania and earned a JD from Cornell Law School where he served as Editor of the Cornell International Law Journal.

In determining that Mr. Adelman should serve on the Company’s Board of Directors, the Board has considered, among other qualifications, his experience and expertise in finance, accounting, banking and management based on his positions as Managing Member of Cipher Capital Partners LLC for nine years and Chief Executive Officer of Burnham Hill Capital Group LLC for 10 years, as well as his position as Managing Director of Investment Banking in the New York offices of H. C. Wainwright & Co.

Victor H.M. Ting

 Mr. Ting was appointed as a director of Trio-Tech on September 16, 2010. Mr. Ting is the Vice-President and Chief Financial Officer of the Company. Mr. Ting joined Trio-Tech as the Financial Controller for the Company’s Singapore subsidiary in 1980.  He was promoted to the level of Business Manager during 1985 and in December 1989 he was promoted to the level of Director of Finance and Sales & Marketing, and later he was promoted to the level of General Manager of the Singapore subsidiary.  Mr. Ting was elected Vice-President and Chief Financial Officer of Trio-Tech International in November 1992.  Mr. Ting holds a Bachelor of Accountancy Degree and Master’s Degree in Business Administration.

In determining that Mr. Ting should serve on the Company’s Board of Directors, the Board has considered, among other qualifications, his expertise in finance, accounting and management based on his 22 year history as Vice-President and Chief Financial Officer of the Company and his intimate knowledge of the Company’s operations.

Vote Required for Election

The five persons receiving the highest number of affirmative votes will be elected as directors of the Company.  Votes against a nominee or withheld from voting (whether by abstention, broker non-votes or otherwise) will have no legal effect on the vote.

The Board recommends a vote FOR each of the nominees for director.

CORPORATE GOVERNANCE

Corporate Governance Program

Our Board of Directors has established a written Corporate Governance Program to address significant corporate governance issues that may arise.  It sets forth the responsibilities and qualification standards of the members of the Board of Directors and is intended as a governance framework within which the Board of Directors, assisted by its committees, directs our affairs.

Code of Ethics

The Company has adopted a written code of business conduct and ethics applicable to all directors, officers, management and employees and a separate code of ethics applicable to its principal executive officer, principal financial officer and principal accounting officer or controller or persons performing similar functions.  A copy of the Company's code of business conduct and ethics and code of ethics may be obtained, without charge, upon written request to the Secretary of the Company at 16139 Wyandotte Street, Van Nuys, California 91406.

Board Leadership Structure

The Board of Directors believes it is important to select its Chairman and the Company’s Chief Executive Officer in the manner it considers in the best interests of the Company at any given point in time.  The Chairman of the Board and CEO of the Company are held by separate persons as an aid in the Board's oversight of management. The duties of the non-executive Chairman of the Board include:

●	presiding over all meetings of the Board;

●	preparing the agenda for Board meetings in consultation with the CEO and other members of the Board;

●	calling and presiding over meetings of the independent directors;

●	managing the Board's process for annual director self-assessment and evaluation of the Board and of the CEO; and

●	presiding over all meetings of shareholders.

The Board believes that there may be advantages to having an independent chairman for matters such as communications and relations between the Board, the CEO, and other senior management; in assisting the Board in reaching consensus on particular strategies and policies; and in facilitating robust director, Board, and CEO evaluation processes.

Risk Management

The Chief Executive Officer and senior management are primarily responsible for identifying and managing the risks facing the Company, and the Board of Directors oversees these efforts. The Chief Executive Officer and senior management report to the Board of Directors regarding any risks identified and steps it is taking to manage those risks. In addition, the Audit Committee identifies, monitors and analyzes the priority of financial risks, and reports to the Board of Directors regarding its financial risk assessments.

Certain Relationships and Related Transactions

The Board’s Audit Committee is responsible for review, approval, or ratification of “related-person transactions” between the Company or its subsidiaries and related persons.  Under SEC rules, a related person is a director, officer, nominee for director, or 5% shareholder of the Company since July 1, 2013, the beginning of the last fiscal year, and their immediate family members.  The Company's code of business conduct and ethics provides guidance for addressing actual or potential conflicts of interests, including those that may arise from transactions and relationships between the Company and its executive officers or directors.  The Company's code of business conduct and ethics provides guidance to the Audit Committee for addressing actual or potential conflicts of interests that may arise from transactions and relationships between the Company and its executive officers or directors.  Potential conflicts relating to other personnel must be addressed by the Chief Executive Officer or the Chief Financial Officer. There was no related party transaction during the fiscal year ended June 30, 2014.

BOARD MEETINGS AND COMMITTEES

The Board held three regularly scheduled and special meetings during the fiscal year ended June 30, 2014.  All of the directors attended (in person or by telephone) at least 75% of the meetings of the Board and any committees of the Board on which they served during the last full fiscal year. Directors are expected to use their best efforts to be present at the Annual Meeting of Shareholders. All of our directors attended the Annual Meeting of Shareholders held in December 2013.

The Company does not have a standing nominating committee. The Board consists of five directors, three of whom are “independent” (as defined under the rules of the NYSE MKT upon which the Company’s securities are listed). Pursuant to a resolution adopted by the Board, a majority of the independent directors, following a discussion with the entire Board, have the sole and ultimate responsibility to determine and nominate Board candidates for election at the Annual Meeting. Although nominations are made by a majority of the independent directors, the three current independent directors value the input of the entire Board and thus discuss proposed nominees at the Board level before the ultimate nomination determinations are made by the independent directors.  The Board does not believe that it is necessary, at this time, given the Board composition and such Board resolution, to have a separately constituted nominating committee.  At such time as the Board composition changes, the Board may elect to establish a separate nominating committee.

The Board has also adopted a resolution addressing the nomination process and related matters. That resolution states, among other things, that the Board believes that the continuing service of qualified incumbents promotes stability and continuity in the boardroom, contributing to the Board's ability to work as a collective body, while giving the Company the benefit of the familiarity and insight into the Company's affairs that its directors have accumulated during their tenure.  The resolution further states that the Board will evaluate the performance of its Board members on an annual basis in connection with the nomination process.  The Board may solicit recommendations for nominees from persons that the Board believes are likely to be familiar with qualified candidates, including without limitation members of the Board and management of the Company.  The Board may also determine to engage a professional search firm to assist in identifying qualified candidates if the need arises.  In addition, the Board has the authority to retain third-party consultants to provide advice regarding compensation issues. The Board has not adopted specific minimum qualifications for a position on the Company’s Board or any specific skills or qualities that the Board believes are necessary for one or more of its members to possess.  However, the Board will consider various factors including without limitation the candidate’s qualifications, the extent to which the membership of the candidate on the Board will promote diversity among the directors, and such other factors as the Board may deem to be relevant at the time and under the then existing facts and circumstances. The Company does not have a formal policy with regard to the consideration of diversity in identifying nominees for director. The Board of Directors seeks to nominate directors with a variety of skills and experience so that the Board will have the necessary expertise to oversee the Company’s business.  The Company did not receive any recommendations as to nominees for election of directors for the Annual Meeting of Shareholders to be held on December 1, 2014.

The Board will consider candidates proposed by shareholders of the Company and will evaluate all such candidates upon criteria similar to the criteria used by the Board to evaluate other candidates.  Shareholders desiring to propose a nominee for election to the Board must do so in writing sufficiently in advance of an annual meeting so that the Board has the opportunity to make an appropriate evaluation of such candidate and his or her qualifications and skills and to obtain information necessary for preparing all of the disclosures required to be included in the Company’s proxy statement for the related meeting should such proposed candidate be nominated for election by shareholders.  Shareholder candidate proposals should be sent to the attention of the Secretary of the Company at 16139 Wyandotte Street, Van Nuys, California 91406.

The Board has a standing Compensation Committee, which currently consists of the three independent directors, namely Messrs. Jason T. Adelman, Richard M. Horowitz and A. Charles Wilson, Chairman. The Compensation Committee determines salary and bonus arrangements.  The Compensation Committee met 3 times during the fiscal year ended June 30, 2014.  The current Compensation Charter was amended on March 5, 2007 and was included as Appendix B to the Proxy Statement relating to the Annual Meeting held in December 2013. For the fiscal year ended June 30, 2014, the Compensation Committee did not retain a third-party consultant to review the Company’s current policies and procedures with respect to executive compensation.

The Board has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members thereof consist of Messrs. Jason T. Adelman, Richard M. Horowitz and A. Charles Wilson, Chairman.  The Board of Directors has determined that the Audit Committee has at least one financial expert, namely A. Charles Wilson. The Board of Directors has affirmatively determined that Mr. Wilson does not have a material relationship with the Company that would interfere with the exercise of independent judgment and is “independent” as independence is defined in Section 803 of the rules of the NYSE MKT. Pursuant to its written charter, which charter was adopted by the Board of Directors, the Audit Committee is charged with, among other responsibilities, selecting our independent public accountants, reviewing our annual audit and meeting with our independent public accountants to review planned audit procedures.  The Audit Committee also reviews with the independent public accountants and management the results of the audit, including any recommendations of the independent public accountants for improvements in accounting procedures and internal controls.  The Audit Committee held five meetings during the fiscal year ended June 30, 2014.  Each of the members of the Audit Committee satisfies the independence standards specified in Section 803 of the rules of the NYSE MKT and Rule 10A-3 under the Securities Exchange Act of 1934, as amended.  The current Audit Committee Charter is included as Appendix A to this Proxy Statement.

DIRECTORS’ COMPENSATION

Our directors play a critical role in guiding our strategic direction and overseeing our management. In order to compensate them for their substantial time commitment, we provide a mix of cash and equity-based compensation. In order to align the long-term interests of our directors with those of shareholders, part of director compensation is provided in the form of equity. We do not provide pension or retirement plans for non-employee directors. Our employee directors, S.W. Yong and Victor Ting, do not receive separate compensation for Board service.

During the fiscal year ended June 30, 2014, Richard M. Horowitz and Jason Adelman, as non-employee directors, received quarterly fees in an amount equal to $7,500 for each quarter in which they attended Board and/or Committee meetings and for service on the various committee meetings of which they are a member. Mr. Wilson, as a non-employee director, Chairman of the Board, Chairman of the Audit Committee and Chairman of the Compensation Committee, received $16,000 in quarterly fees for each quarter in which he attended a Board meeting and for service on the various committee meetings of which he is a member. The directors were also reimbursed for out-of-pocket expenses incurred in attending meetings.

Each of our directors is entitled to participate in our 2007 Directors Equity Incentive Plan (“2007 Directors Plan”). Messrs. Yong and Ting, as employees of the Company, are also entitled to participate in our 2007 Employee Stock Option Plan (“2007 Employee Plan”).  On September 17, 2013, pursuant to the 2007 Directors Plan, Mr. Wilson was granted an option to purchase 20,000 shares, Messrs. Horowitz and Adelman each were granted an option to purchase 10,000 shares of Common Stock at an exercise price of $3.62 per share.  On December 9, 2013, pursuant to the 2007 Directors Plan, Messrs. Wilson and Yong each were granted an option to purchase 20,000 shares, Messrs. Horowitz and Adelman each were granted an option to purchase 10,000 shares of Common Stock at an exercise price of $3.10 per share. Each such option vested immediately upon grant and will terminate five years from the date of grant unless terminated sooner upon termination of the optionee’s status as a director or otherwise pursuant to the 2007 Directors Plan.   The exercise price under the options was set at 100% of fair market value (as defined in the 2007 Directors Plan) of the Company’s Common Stock on the date of grant of each such option.

As of June 20, 2014, there were only 180,000 shares available for grant under the 2007 Directors Plan.

The Compensation Committee reviewed the average directors’ fees for comparable public companies. The Compensation Committee believes that the director fees paid to its directors were and are substantially less than the fees paid to directors of comparable public companies. Directors’ compensation may be increased based on the profitability of the Company.

The following table contains information on compensation for our non-employee members of our Board of Directors for the fiscal year ended June 30, 2014.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
A. Charles Wilson (2)	64,000	72,200	136,200
Richard M. Horowitz (3)	30,000	36,100	66,100
Jason T. Adelman (4)	30,000	36,100	66,100

(1)	The option awards are based on the fair value of stock options on the grant date computed in accordance with FASB ASC Topic 718.
(2)	The total shares of option awards outstanding as of June 30, 2014 were 120,000.
(3)	The total shares of option awards outstanding as of June 30, 2014 were 62,500.
(4)	The total shares of option awards outstanding as of June 30, 2014 were 62,500.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

The following table sets forth, as of October 6, 2014, certain information regarding the beneficial ownership of the Common Stock by (i) all persons known by the Company to be the beneficial owners of more than 5% of its Common Stock, (ii) each of the directors of the Company, (iii) each of the Named Executive Officers, and (iv) all executive officers and directors of the Company as a group. To the knowledge of the Company, unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to shares beneficially owned, subject to applicable community property and similar statutes.

Name	Amount of Shares Owned Beneficially (1)		Percent of Class (1)

S. W. Yong (2)	519,068		14.8%
A. Charles Wilson (3)	380,500	(4)	10.8%
Richard M. Horowitz (5)	396,864		11.3%
Jason Adelman (6)	62,500		1.8%
Victor H. M. Ting (7)	163,302		4.6%
Hwee Poh Lim (8)	88,233		2.5%
All Directors and Executive
Officers as a group (6 persons)	1,224,217	(9)	45.8%
FMR LLC	300,000	(10)	8.5%

(1)
The percent of class is based upon 3,513,055 shares outstanding.  The number of shares indicated and the percentage shown for each individual assumes the exercise of options that are presently exercisable or may become exercisable within 60 days from October 6, 2014 which are held by that individual or by all executive officers and directors as a group, as the case may be.  The address for each of the directors and executive officers above is in care of the Company at 16139 Wyandotte Street, Van Nuys, California 91406.

(2)	Includes vested options to purchase an aggregate of 75,000 shares from the Company at exercise prices from $3.10 to $4.35 per share.

(3)	Includes vested options to purchase an aggregate of 120,000 shares from the Company at exercise prices from $2.07 to $4.35 per share.

(4)	The shares are held in a revocable family trust.

(5)	Includes vested options to purchase an aggregate of 62,500 shares from the Company at exercise prices from $2.07 to $4.35 per share.

(6)	Includes vested options to purchase an aggregate of 62,500 shares from the Company at exercise prices from $2.07 to $4.35 per share.

(7)	Includes vested options to purchase an aggregate of 58,750 shares from the Company at exercise prices from $3.10 to $4.35 per share.

(8)	Includes vested options to purchase an aggregate of 7,500 shares from the Company at exercise price at $4.35 per share.

(9)	Includes vested options to purchase an aggregate of 386,250 shares from the Company at exercise prices from $2.07 to $4.35 per share.

(10)	Based on Form 13G filed by FMR LLC on February 14, 2014. The address of FMR LLC is 245 Summer Street, Boston, MA 02210.

The Company does not know of any arrangements that may at a subsequent date result in a change of control of the Company.

EXECUTIVE OFFICERS

   The following persons were our Named Executive Officers, and our only executive officers, as of October 6, 2014:

   S.W. Yong - Mr. Yong, age 61, is our President and Chief Executive Officer. He is also a member of our Board of Directors.  Biographical information regarding Mr. Yong is set forth under the section entitled “Election of Directors.”

    Victor H.M. Ting - Mr. Ting, age 60, is our Vice-President and Chief Financial Officer. He is also a member of our Board of Directors as of October 6, 2014.  Biographical information regarding Mr. Ting is set forth under the section entitled “Election of Directors.”

    Hwee Poh Lim - Mr. Lim, age 55, is our Corporate Vice-President-Testing. Mr. Lim joined Trio-Tech in 1982 and became the Quality Assurance Manager in 1985.  He was promoted to the position of Operations Manager in 1988.  In 1990 he was promoted to Business Manager and was responsible for the Malaysian operations in Penang and Kuala Lumpur.  Mr. Lim became the General Manager of the Company’s Malaysia subsidiary in 1991.  In February 1993, all test facilities in Southeast Asia came under Mr. Lim’s responsibility.  He holds diplomas in Electronics & Communications and Industrial Management and a Master’s Degree in Business Administration.  He was elected Corporate Vice-President-Testing in July 1998.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that directors, certain officers of the Company and beneficial owners of more than 10% of our Common Stock file reports of ownership and changes in ownership with the SEC as to the Company’s securities beneficially owned by them. Such persons are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of copies of such forms received by the Company, or on written representations from certain reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with during the fiscal year ended June 30, 2014, except for one Form 4 filed late by each of Richard Lim, S. W. Yong, Victor Ting, each of which late filling reported one transaction and one Form 4 filed late  by each of A. Charles Wilson, Richard M. Horowitz, and Jason T. Adelman, each of which late filling reported one transaction.

EQUITY COMPENSATION PLAN INFORMATION

The Company’s 2007 Employee Plan and 2007 Directors Plan were approved by the Board on September 24, 2007 and by the shareholders on December 3, 2007 and were subsequently amended, which amendments were approved by the Company’s shareholders, on December 14, 2010. The 2007 Directors Plan was further amended to increase the number of shares of Common Stock, which amendments were approved by the Company’s shareholders, on December 9, 2013. The purpose of these two plans is to enable the Company to attract and retain top-quality employees, officers, directors and consultants and to provide them with an incentive to enhance shareholder return.

The following table provides information as of June 30, 2014 with respect to shares of our Common Stock that may be issued pursuant to our existing equity compensation plans.

EQUITY COMPENSATION PLAN INFORMATION
Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)
Equity compensation plans approved by shareholders:
2007 Employee Plan	131,500	$3.93	311,875
2007 Directors Plan	315,000	$3.62	180,000
Equity compensation plans not approved by shareholders	-	-	-
Total	446,500	$3.71	491,875

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee

The Compensation Committee reviews and approves corporate goals and objectives relating to the compensation of the Chief Executive Officer; reviews goals and objectives of other executive officers; establishes the performance criteria (including both long-term and short-term goals) to be considered in light of those goals and objectives; evaluates the performance of the executives; determines and approves the compensation level for the Chief Executive Officer; and reviews and approves compensation levels of other key executive officers.

Compensation Objectives

The Company operates in a highly competitive and rapidly changing industry. The key objectives of the Company’s executive compensation programs are to:

●	attract, motivate and retain executives who drive Trio-Tech’s success and industry leadership;
●	provide each executive, from Vice-President to Chief Executive Officer, with a base salary based on the market value of that role, and the individual’s demonstrated ability to perform that role;
●
motivate executives to create sustained shareholder value by ensuring all executives have an “at risk” component of total compensation that reflects their ability to influence business outcomes and financial performance.

What Our Compensation Program is Designed to Reward

    Our compensation program is designed to reward each individual executive officer’s contribution to the advancement of the Company’s overall performance and execution of our goals, ideas and objectives.  It is designed to reward and encourage exceptional performance at the individual level in the areas of organization, creativity and responsibility while supporting the Company’s core values and ambitions.  This in turn aligns the interest of our executive officers with the interests of our shareholders, and thus with the interests of the Company.

Determining Executive Compensation

    The Compensation Committee reviews and approves the compensation program for executive officers annually after the closing of each fiscal year. Reviewing the compensation program at such time allows the Compensation Committee to consider the overall performance of the past fiscal year and the financial and operating plans for the upcoming fiscal year in determining the compensation program for the upcoming fiscal year.

    The Compensation Committee also annually reviews market compensation levels with comparable jobs in the industry to determine whether the total compensation for our officers remains in the targeted median pay range. This assessment includes evaluation of base salary, annual incentive opportunities, and long-term incentives for the key executive officers of the Company. The Company did not hire any compensation consultants in connection with setting executive compensation for the fiscal year ended June 30, 2014.

    The Compensation Committee’s compensation decisions are based on the Company’s operation performance, the performance and contribution of each individual officer, and the compensation budget and objectives of the Company. The Compensation Committee also considers other factors, such as the experience and potential of the officer and the market compensation level for a similar position.

Role of Executive Officers in Determining Executive Compensation

    The Compensation Committee determines compensation for the Chief Executive Officer, which is based on different factors, such as level of responsibility and contributions to the performance of the Company. The Chief Executive Officer recommends the compensation for the Company's executive officers (other than the compensation of the Chief Executive Officer) to the Compensation Committee. The Compensation Committee reviews the recommendations made by the Chief Executive Officer and determines the compensation of the Chief Executive Officer and the other executive officers.  The Chief Executive Officer is not present during voting on, or deliberations concerning, his compensation.

Components of Executive Compensation

    The Company’s compensation program has two major components: (1) base annual salary, and (2) long-term incentive compensation in the form of stock options.

    Base Salary

    Base Salaries are provided as compensation for day-to-day responsibilities and services to the Company and to meet the objective of attracting and retaining the talent needed to run the business.

    Base salary for our executive officers was determined utilizing the following factors.

    One factor that was taken into account in determining base salary for our executive officers was the compensation policies of other companies comparable in size to and within substantially the same industry as Trio-Tech. Keeping our executive officers’ salaries in line with the market ensures the Company’s competitiveness in the marketplace in which the Company competes for talent.

The other factor that was taken into account in determining base salary for our executive officers was salaries paid by us to our executive officers during the immediately preceding year and increases in the cost of living.

The Compensation Committee will review the Company’s financial condition, macroeconomic conditions and the lowered base salaries at least quarterly in order to ascertain the appropriate time to restore base salaries to pre-reduction levels.

    The salary for each of our Named Executive Officers for the fiscal year ended June 30, 2014 and the percentage increase in their salary from the prior fiscal year’s salary were as follows:

Executives	Base Salary	Percent Increased (1)
S. W. Yong, Chief Executive Officer	$242,957	5.0%
Victor Ting, Vice President and Chief Financial Officer	$147,615	5.9%
Hwee Poh Lim, Vice President-Testing	$95,291	7.1%

(1) Percent increase is based on the increase in base salary in the currency of Singapore. The appreciation of Singapore dollars against U.S. dollars is excluded in the calculation. The base cash compensation for the above named officers of the Company, each of whom resides in Singapore, fiscal year ended June 30, 2014, was denominated in the currency of Singapore.  The exchange rate therefore was established as of June 30, 2014 and was computed to be 1.2623 Singapore dollars to each U.S. dollar.

Singapore executive officers’ base salaries are credited with a compulsory contribution ranging from 1.4% to 7.0% of base salary as required under Singapore’s provident pension fund.

Option Grants

    Stock options are intended to align the interests of key executives and shareholders by placing a portion of the key executives’ compensation at risk, tied to long-term shareholder value creation. Stock options are granted at 100% of the “fair market value” (as defined under the applicable plan) of the Company’s Common Stock on the date of grant. The Compensation Committee believes that stock options are flexible and relatively inexpensive to implement when compared with cash bonuses. It also has no negative impact on the Company’s cash flow. The Compensation Committee believes that long-term incentives in the form of stock options can better encourage the executive officers to improve operations and increase profits for the Company through participation in the growth in value of the Company’s Common Stock.

The number and type of options granted to the Chief Executive Officer are recommended by the Compensation Committee and approved by the Board of Directors. Mr. Yong abstained from that vote.

    The Compensation Committee views any option grant portion of our executive officer compensation packages as a special form of long-term incentive compensation to be awarded on a limited and non-regular basis. The objective of these awards is to ensure that the interests of our executives are closely aligned with those of our shareholders. These awards provide rewards to our executive officers based upon the creation of incremental shareholder value and the attainment of long-term financial goals. Stock options produce value to our executive officers only if the price of our stock appreciates, thereby directly linking the interests of our executive officers with those of our shareholders.

Awards of stock options are determined based on the Compensation Committee’s subjective determination of the amount of awards necessary, as a supplement to an executive officer’s base salary, to retain and motivate the executive officer.

In fiscal year 2014, we granted the following stock options covering the following officers pursuant to the 2007 Employee Plan as indicated below.

Executives	Stock Option Granted
S. W. Yong, Chief Executive Officer	20,000
Victor Ting, Vice President and Chief Financial Officer	30,000

At the 2013 Annual Meeting of Shareholders, the Company’s shareholders voted to conduct future advisory votes on executive compensation on an “every one year” basis. The Board of Directors had recommended in the proxy statement for the 2013 Annual Meeting a vote for the “every three years” option. The Board of Directors had made such recommendation based on its conclusion that an advisory vote at such frequency would provide the Company’s shareholders with sufficient time to evaluate the effectiveness of its overall compensation philosophy, policies and practices in the context of the Company’ s long-term business results, while avoiding more emphasis on short term variations in compensation and business results.  Therefore, the Board of Directors decided to conduct future advisory votes on executive compensation on an “every three years” basis until at least the next vote by the Company’s shareholders on the frequency of such votes, which will be no later than the Annual Meeting to be held in 2016.

REPORT OF THE AUDIT COMMITTEE

During the fiscal year ended June 30, 2014, the Audit Committee fulfilled its duties and responsibilities as outlined in its charter. The Audit Committee reviewed and discussed the Company’s audited consolidated financial statements and related footnotes for the fiscal year ended June 30, 2014, and the independent auditor’s report on those financial statements, with the Company’s management and independent auditor. Management presented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee has discussed with Mazars LLP (Mazars) the matters required to be discussed with the Audit Committee by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee’s review included a discussion with management and the independent auditor of the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments, and the disclosures in the Company’s financial statements, including the disclosures relating to critical accounting policies.

The Audit Committee recognizes the importance of maintaining the independence of the Company’s independent auditor, both in fact and appearance. The Audit Committee has evaluated Mazars’s qualifications, performance, and independence, including that of the lead audit partner. As part of its auditor engagement process, the Audit Committee considers whether to rotate the independent audit firm. The Audit Committee has established a policy pursuant to which all services, audit and non-audit, provided by the independent auditor must be pre-approved by the Audit Committee or its delegate. The Company’s pre-approval policy is more fully described in this Proxy Statement under the caption “Policy for pre-approval of audit and non-audit services.” The Audit Committee has concluded that provision of the non-audit services described in that section is compatible with maintaining the independence of Mazars. In addition, the Audit Committee has received the written disclosure and the letter from Mazars required by the applicable requirements of the Public Company Accounting Oversight Board regarding Mazars’ communications with the Audit Committee concerning independence and has discussed with Mazars its independence.

Based on the above-described review, written disclosures, letter and discussions, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements for the fiscal year ended June 30, 2014 be included in the Company’s Annual Report on Form 10-K.

Dated October 24, 2014

THE AUDIT COMMITTEE
A. Charles Wilson, Chairman
Jason T. Adelman
Richard M. Horowitz

EXECUTIVE COMPENSATION

The following table shows compensation information concerning compensation awarded to, earned by or paid for services rendered to the Company in all capacities during the fiscal years ended June 30, 2014 and 2013 by our Chief Executive Officer and our two most highly compensated executive officers (other than our Chief Executive Officer) who were serving as executive officers at the end of the fiscal year ended June 30, 2014 (the “Named Executive Officers”).  The Company had no other executive officers during such fiscal years (or any portion thereof).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary ($)	Option Awards ($) (1)		All Other Compensation ($)		Total ($)

S. W. Yong (2)	2014	242,957	72,200	(4)	24,142	(3)	339,299
President and Chief Executive Officer	2013	235,585	--		23,992	(5)	259,577

Victor H. M. Ting (2)	2014	147,615	54,150	(7)	22,955	(6)	224,720
Vice President and Chief Financial Officer	2013	139,411	--		19,460	(8)	158,871

Hwee Poh Lim	2014	95,291	--		16,162	(9)	111,453
Vice President - Testing	2013	90,617	--		21,373	(10)	111,990

(1)	The option awards are based on the fair value of stock options on the grant date computed in accordance with ASC Topic 718.
(2)	Neither Mr. Yong nor Mr. Ting received any fees for services rendered as a director of Trio-Tech International.
(3)
The amount shown in the other compensation column includes total central provident fund contributions of $3,328, car benefits of $17,883, and director fees of $2,931 for service as a director for Trio-Tech Malaysia and Trio-Tech Kuala Lumpur, which are 55% owned by the Company. Singapore officers are credited with a compulsory contribution to their central provident fund at a certain percentage of their base salaries in accordance with Singapore law, except for bonuses in this context. The compulsory contribution with respect to Mr. Yong was 1.9% for fiscal 2014.

(4)
A stock option covering 20,000 shares of Common Stock was granted to Mr. Yong pursuant to the 2007 Director Plan on September 17, 2013. The option has a five-year term and was immediately exercisable in full as of the grant date. On December 9, 2013, a stock option covering 20,000 shares of Common Stock was granted to Mr. Yong pursuant to the 2007 Employee Plan. The option has a five-year term and vests over the period as follows: 25% vesting on the grant date and the remaining balance vesting in equal installments on the next three succeeding anniversaries of the grant date.

(5)
The amount shown in the other compensation column includes total central provident fund contributions of $4,397, car benefits of $16,610, and director fees of $2,985 for service as a director for Trio-Tech Malaysia and Trio-Tech Kuala Lumpur, which are 55% owned by the Company. Singapore officers are credited with a compulsory contribution to their central provident fund at a certain percentage of their base salaries in accordance with Singapore law, except for bonuses in this context. The compulsory contribution with respect to Mr. Yong was 1.4% for fiscal 2013.

(6)
The amount shown in the other compensation column includes total central provident fund contributions of $5,292, car benefits of $15,845, and director fees of $1,819 for the service as a director for Trio-Tech Malaysia and Trio-Tech Kuala Lumpur, which are 55% owned by the Company. Singapore officers are credited with a compulsory contribution to their central provident fund at a certain percentage of their base salaries in accordance with Singapore law, except for bonuses in this context. The compulsory contribution with respect to Mr. Ting was 3.6% for fiscal 2014.

(7)
A stock option covering 15,000 shares of Common Stock was granted to Mr. Ting pursuant to the 2007 Employee Plan on September 17, 2013. The option has a five-year term and was immediately exercisable in full as of the grant date. On December 9, 2013, a stock option covering 15,000 shares of Common Stock was granted to Mr. Ting pursuant to the 2007 Employee Plan. The option has a five-year term and vests over the period as follows: 25% vesting on the grant date and the remaining balance vesting in equal installments on the next three succeeding anniversaries of the grant date.

(8)
The amount shown in the other compensation column includes total central provident fund contributions of $4,962, car benefits of $12,646, and director fees of $1,852 for the service as a director for Trio-Tech Malaysia and Trio-Tech Kuala Lumpur, which are 55% owned by the Company. Singapore officers are credited with a compulsory contribution to their central provident fund at a certain percentage of their base salaries in accordance with Singapore law, except for bonuses in this context. The compulsory contribution with respect to Mr. Ting was 3.6% for fiscal 2013.

(9)
The amount shown in the other compensation column includes total central provident fund contributions of $6,676, car benefits of $8,898, and director fees of $588 for service as a director for Trio-Tech Malaysia and Trio-Tech Kuala Lumpur, which are 55% owned by the Company. Singapore officers are credited with a compulsory contribution to their central provident fund at a certain percentage of their base salaries in accordance with Singapore law, except for bonuses in this context. The compulsory contribution with respect to Mr. Lim was 7.3% for fiscal 2014.

(10)
The amount shown in the other compensation column includes total central provident fund contributions of $6,616, car benefits of $14,158, and director fees of $599 for service as a director for Trio-Tech Malaysia and Trio-Tech Kuala Lumpur, which are 55% owned by the Company. Singapore officers are credited with a compulsory contribution to their central provident fund at a certain percentage of their base salaries in accordance with Singapore law, except for bonuses in this context. The compulsory contribution with respect to Mr. Lim was 7.3% for fiscal 2013.

Narrative Disclosure to Summary Compensation Table

Base Salary. Base salaries for the fiscal year ending June 30, 2014 for Messrs. Yong, Ting and Lim were $242,957, $147,615 and $95,291, respectively.

Option Awards. Stock options are granted at 100% of the fair market value of the Company’s Common Stock on the date of grant. Awards of stock options are determined based on the Compensation Committee’s subjective determination of the amount of awards necessary, as a supplement to an executive officer’s base salary, to retain and motivate the executive officer.  The grants noted in the Summary Compensation Table above were immediately exercisable in full with the exception of the stock options granted on December 9, 2013.

All Other Compensation. All other compensation includes central provident fund contributions at a certain percentage of the base salaries in accordance with Singapore law, car benefits and director fees for service as a director for certain subsidiaries of the Company.

The Company does not generally provide its executive officers with payments or other benefits at, following, or in connection with retirement. The Company does not have a nonqualified deferred compensation plan that provides for deferral of compensation on a basis that is not tax-qualified for its executive officers.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information concerning shares of our Common Stock covered by exercisable and un-exercisable options held by the Named Executive Officers as of June 30, 2014, our last completed fiscal year end:

OUTSTANDING EQUITY AWARDS AT JUNE 30, 2014
	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
S. W. Yong	5,000	(1)	15,000	$3.10	12/09/2018
	25,000	(2)	-	$4.35	12/14/2015
	20,000	(3)	-	$3.62	09/17/2018
	25,000	(4)	-	$4.35	12/14/2015
Victor H. M. Ting	3,750	(1)	11,250	$3.10	12/09/2018
	15,000	(5)	-	$3.62	09/17/2018
	15,000	(2)	-	$4.35	12/14/2015
	25,000	(4)	-	$4.35	12/14/2015
Hwee Poh Lim	7,500	(2)	-	$4.35	12/14/2015

(1)
Stock option granted on December 9, 2013 pursuant to the 2007 Employees Plan, that fully vested on December 9, 2016 (one-fourth of the grant vested or will vest every year beginning on December 14, 2010).

(2)
Stock option granted on December 14, 2010 pursuant to the 2007 Employee Plan, that fully vested on December 14, 2013 (one-fourth of the grant vested or will vest every year beginning on December 14, 2010). Stock option granted on September 17, 2013 pursuant to the 2007 Directors Plan, which option was immediately exercisable in full and vested.

(3)	Stock option granted on December 14, 2010 pursuant to the 2007 Directors Plan, which option was immediately exercisable in full and vested.

(4)
Stock option granted on September 17, 2013 pursuant to the 2007 Employee Plan, that fully vested on December 14, 2013 (one-fourth of the grant vested or will vest every year beginning on December 14, 2010).

 Employment Agreements

None of our executive officers has employment agreements with the Company other than standard offer letters signed by all employees upon employment.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    The Audit Committee has selected Mazars as the independent registered public accounting firm for the fiscal year ending June 30, 2014. A representative of Mazars is expected to be present at the Annual Meeting and will have an opportunity to make statements and respond to appropriate questions.

    The following table shows the fees that we paid or accrued for audit and other services provided by Mazars in 2014 and in 2013. All of the services described in the following fee table were approved in conformity with the Audit Committee’s pre-approval process.

	2014	2013
Audit Fees	$224,970	$226,337
Audit Related Fees	-	-
Tax Fees	22,100	22,100
All Other Fees	-	-
Total:	$247,070	$248,437

Audit Fees

The amounts set forth opposite “Audit Fees” above reflect the aggregate fees billed by Mazars or to be billed for professional services rendered for the audit of the Company’s fiscal 2014 and fiscal 2013 annual financial statements and for the review of the financial statements included in the Company’s quarterly reports during such periods.

 Tax Fees

The amounts set forth opposite “Tax Fees” above reflect the aggregate fees billed for fiscal 2014 and fiscal 2013 for professional services rendered for tax compliance and return preparation. The compliance and return preparation services consisted of the preparation of original and amended tax returns and support during the income tax audit or inquiries.

The Audit Committee’s policy is to pre-approve all audit services and all non-audit services that our independent accountants are permitted to perform for us under applicable federal securities regulations. The Audit Committee’s policy utilizes an annual review and general pre-approval of certain categories of specified services that may be provided by the independent accountant, up to pre-determined fee levels. Any proposed services not qualifying as a pre-approved specified service, and pre-approved services exceeding the pre-determined fee levels, require further specific pre-approval by the Audit Committee. The Audit Committee has delegated to the Chairman of the Audit Committee the authority to pre-approve audit and non-audit services proposed to be performed by the independent accountants. Since June 30, 2004, all services provided by our auditors required pre-approval by the Audit Committee. The policy has not been waived in any instance.

ADDITIONAL MEETING INFORMATION

Shareholder Proposals

Shareholders who wish to present proposals at the Annual Meeting to be held following the end of the fiscal year ended June 30, 2014 should submit their proposals in writing to the Secretary of the Company at the address set forth on the first page of this Proxy Statement.  Proposals must be received no later than July 8, 2015 for inclusion in next year’s Proxy Statement and Proxy Card.  If a shareholder intends to present a proposal at the next Annual Meeting but does not seek inclusion of that proposal in the proxy statement for that meeting, the holders of Proxies for that meeting will be entitled to exercise their discretionary authority on that proposal if the Company does not have notice of the proposal by September 21, 2014.

Proxy Solicitation

The cost of soliciting the enclosed form of Proxy will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Directors, officers and regular employees of the Company may, for no additional compensation, also solicit proxies personally or by telephone, electronic transmission, telegram or special letter.

Annual Report

The Company’s Annual Report to Shareholders for the year ended June 30, 2014 is being mailed with this Proxy Statement to shareholders entitled to notice of the meeting. The Annual Report includes the consolidated financial statements, unaudited selected consolidated financial data and management’s discussion and analysis of financial condition and results of operations.

Upon the written request of any shareholder, the Company will provide, without charge, a copy of the Company’s Annual Report on Form 10-K filed with the Commission for the year ended June 30, 2014.  This request should be directed to the Corporate Secretary, Trio-Tech International, 16139 Wyandotte St., Van Nuys, CA 91406.

OTHER MATTERS

The shareholders and any other persons who would like to communicate with the Board can access the website www.triotech.com and fill in the contact form for any enquiries or information. The form will be sent directly to the Secretary and the communications for specified individual directors of the Board will be given to them personally by the Secretary. In addition, the contact number is listed on the website and the messages will be passed to the Board accordingly.

At this time, the Board knows of no other business that will come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named as Proxy holders will vote on them in accordance with their best judgment.

By Order of the Board of Directors

A. CHARLES WILSON
Chairman

Appendix A

TRIO-TECH INTERNATIONAL AUDIT COMMITTEE CHARTER

One committee of the board of directors will be known as the audit committee.  Only independent directors will serve on the audit committee.  An independent director is free of any relationship that could influence his or her judgment as a committee member.  An independent director may not be associated with a major vendor to, or customer of, the company.  When there is some doubt about independence, as when a member of the committee has short-term consulting contract with a major customer, the director should excuse himself from any decisions that might be influenced by that relationship.

The primary function of the audit committee is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the systems of internal controls management and the board of directors have established and all audit processes.

●	General responsibilities

1.	The audit committee provides open avenues of communication among the internal auditors, the independent accountant and the board of directors.

2.	The audit committee must report committee actions to the full board of directors and may make appropriate recommendations.

3.
The audit committee has the power to conduct or authorize investigations into matters within the committee’s scope of responsibilities. The committee is authorized to retain independent counsel, accountants or others it needs to assist in an investigation.

4.	The committee will meet at least four times each year, more frequently if circumstances make that preferable.

5.
The audit committee chairman has the power to call a committee meeting whenever he or she thinks there is a need. An audit committee member should not vote on any matter in which he or she is not independent. The committee may ask members of management or others to attend the meeting and is authorized to receive all pertinent information from management.

6.	The committee will do whatever else the law, the company’s charter or bylaws or the board of directors require.

●	Responsibilities for engaging independent accountants and appointing the internal auditor

1.
The audit committee will select the independent accountants for company audits. The committee’s selection is subject to approval by the full board of directors. The audit committee also will review and set any fees paid to the independent accountants and review and approve dismissal of the independent accountants.

2.	The audit committee will review and have veto power over the appointment, replacement, reassignment or dismissal of the director of internal audit.

3.
The audit committee will confirm and assure the independence of the internal auditor and the independent accountant, including a review of management consulting services provided by the independent accountant and the fees paid for them.

4.
The audit committee will consider, in consultation with the independent  accountant and the director of internal auditing, the audit  scope and procedural plans made by the internal auditors and the independent accountant.

5.
The audit committee will listen to management and the primary independent auditor if either thinks there might be a need to engage additional auditors. The audit committee will decide whether to engage an additional firm and, if so, which one.

6.
The audit committee will make sure that the director of internal auditing and the independent accountant coordinate the internal and external audits. The purpose of coordinating these efforts is to assure completeness of coverage, reduce redundancy and use audit resources effectively.

●	Responsibilities for reviewing internal audits, the annual external audit and the review of quarterly and annual financial statements

1.
The audit committee will ascertain that the independent accountant views the board of directors as its client, that it will be available to the full board of directors at least annually and that it will provide the committee the committee with a timely analysis of significant financial reporting issues.

2.	The audit committee will ask management, the director of internal auditing and the independent accountant about significant risks and exposures and will assess management’s steps to minimize them.

3.	The audit committee will review the following with the independent accountant and the director of internal auditing:

a.	The adequacy of the company’s internal controls, including computerized information system controls and security.

b.	Any significant findings and recommendations made by the independent accountant or internal auditing, together with management’s responses to them.

4.	Shortly after the annual examination is completed, the audit committee will review the following with management and the independent accountant.

a.	The company’s annual financial statements and related footnotes.

b.	The independent accountant’s audit of and report on the financial statements.

c.
The auditor’s qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosures and how aggressive (or conservative) the accounting principles and underlying estimates are.

d.	Any serious difficulties or disputes with management encountered during the course of the audit.

e.	Anything else about the audit procedures or findings that GAAS requires the auditors to discuss with the committee.

5.	The audit committee will consider and review with management and the director of Internal auditing.

a.	Any significant findings during the year and management’s responses to them.

b.	Any difficulties the internal auditor encountered while conducting audits, including any restrictions on the scope of their work or access to required information.

c.	Any changes to the planned scope of management’s internal audit plan that the committee thinks advisable.

d.	The internal auditing department’s charter.

e.	Whether the internal auditing department has complied with the Institute of Internal Auditing’s Standards for the Professional Practice of Internal Auditing.

6.	The audit committee will review annual filings with the SEC and other published documents containing the company’s financial statements.

7.
The audit committee will review the interim financial reports with management, the independent accountant and the director of internal auditing before those interim reports are released to the public or filed with the SEC or other regulators.

8.	The audit committee will prepare a letter for inclusion in the annual report that describes the committee’s composition and responsibilities and how the responsibilities were fulfilled.

●	Periodic responsibilities

1.	Review and update the committee’s charter annually.

2.
Review policies and procedures covering officers’ expense accounts and perquisites including their use of corporate assets, and consider the results of any review of those areas by the internal auditor or the independent accountant.

3.	Review, with the director of internal auditing and the independent accountant, the results of their examination of compliance with the company’s code of conduct.

4.	Review legal and regulatory matters that may have a material effect on the organization’s financial statements, compliance policies and programs and reports from regulators.

5.
Meet with the director of internal auditing, the independent accountant and management in separate executive sessions to discuss any matters the committee or these groups believe should be discussed privately with the audit committee.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TRIO-TECH INTERNATIONAL
16139 WYANDOTTE ST.
VAN NUYS, CA 91406
ATTN: JON EASTERSON

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 JASON T. ADELMAN 02 RICHARD M. HOROWITZ 03 A. CHARLES WILSON 04 S.W. YONG 05 VICTOR H.M. TING

NOTE: In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting and any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000220724_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report on Form 10k is/are available at www.proxyvote.com.

TRIO-TECH INTERNATIONAL
Annual Meeting of Shareholders
December 1, 2014 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints S. W. Yong and A. Charles Wilson or either of them as the undersigned's true and lawful agents and proxies with full power of substitution to represent the undersigned at the Annual Meeting of Shareholders of Trio-Tech International to be held at our principal executive offices, located at 16139 Wyandotte Street, Van Nuys, California on Monday, December 1, 2014 at 10:00 A.M., local time, and at any adjournments thereof, and to vote all shares that the undersigned's is entitled to vote thereat, on all matters coming before said meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTORS LISTED IN ITEM 1.

PLEASE MARK, DATE, SIGN, AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQURES NO POSTAGE IF MAILED IN THE UNITED STATES.

0000220724_2 R1.0.0.51160

Continued and to be signed on reverse side